UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2016

ITUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-11254	11-2622630
(State or other jurisdictionof incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 484-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

            The Annual Meeting of Stockholders (the “Annual Meeting”) of ITUS Corporation (the “Company”) was held on Tuesday, August 23, 2016 at the Company’s corporate offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles CA 90025.  Stockholders of record at the close of business on June 28, 2016 were entitled to one vote for each share of common stock held.  On June 28, 2016, there were 8,747,753 shares of common stock issued and outstanding.  At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1. To elect five directors nominated by the Board of Directors (the “Board”) to serve for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified.  Each nominee for director was elected by a vote of the stockholders as follows:

	For	Withheld	Broker Non-Votes
Robert A. Berman	2,148,472	351,169	4,739,554
Dr. Amit Kumar	2,484,301	15,340	4,739,554
Dale Fox	2,485,447	14,194	4,739,554
Dr. Arnold Baskies	2,486,343	13,298	4,739,554
Dr. John Monahan	2,486,343	13,298	4,739,554

2. To ratify the appointment of Haskell & White LLP, an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2016.  The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
7,229,719	5,707	3,769

3.  To conduct a non-binding advisory vote on the 2015 executive compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
2,377,734	38,827	83,080	4,739,554

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 24, 2016, the Company received a written notice (the “Notice”) from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that it is not currently in compliance with Listing Rule 5550(b)(1), which requires the Company to maintain a minimum stockholders’ equity of $2,500,000 for continued listing on Nasdaq.

The Notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market.  Pursuant to Nasdaq Listing Rules, the Company has until October 10, 2016 to provide the Nasdaq Staff with a written plan to regain compliance with the minimum stockholders’ equity requirement. If the Nasdaq Staff accepts the Company’s plan, the Staff may grant an extension period of up to 180 days from the date of the Notice for the Company to regain compliance with the stockholders’ equity requirement. If the Nasdaq Staff does not accept the Company’s plan, the Company may appeal that decision to an independent Nasdaq Listing Qualifications Panel.

The Company intends to submit a plan to Nasdaq by October 10, 2016 to regain compliance with the minimum stockholders’ equity requirement and maintain its listing on Nasdaq.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2016

ITUS CORPORATION

By: /s/ Robert A. Berman

       Name: Robert A. Berman

       Title: President and Chief Executive Officer

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